UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2008
PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-7797 (Commission File Number)	52-0551284 (IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On December 8, 2008, PHH Corporation (“PHH”, “Company”, “we” or “our”) issued a press release announcing that Chesapeake Funding LLC (“Chesapeake”), our wholly-owned subsidiary, obtained an agreement (the “Agreement”) among JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent, certain commercial paper conduit purchasers, certain banks and certain funding agents as set forth therein (collectively, “Lenders”), and The Bank of New York as successor to JPMorgan, as indenture trustee, extending the scheduled expiry date from December 8, 2008 to December 17, 2008 of the Series 2006-2 Indenture Supplement (as amended from time to time, the “Series 2006-2 Supplement”) to the Base Indenture, dated as of March 7, 2006 among Chesapeake, as issuer, PHH Vehicle Management Services LLC, as administrator, JPMorgan, as administrative agent, the Lenders, and The Bank of New York as successor to JPMorgan, as indenture trustee. All other terms and covenants of the Series 2006-2 Supplement remain unchanged. The Series 2006-2 notes have a committed capacity of $1.0 billion.
     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference. In addition, the full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.
     The full text of the press release attached to this Form 8-K as Exhibit 99.1 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

10.1	Agreement dated December 8, 2008 among JPMorgan Chase Bank, National Association, as administrative agent, certain commercial paper conduit purchasers, certain banks and certain funding agents as set forth therein, and The Bank of New York as successor to JPMorgan, as indenture trustee.

99.1	Press Release dated December 8, 2008 announcing PHH Available Funding Capacity Not Impacted by Moody’s Downgrade; Chesapeake Funding Program extended to December 17, 2008.
Forward-Looking Statements
     This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
     You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007 and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: December 8, 2008